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                                                                  EXHIBIT 10.8d



                               SIXTH AMENDMENT TO
                           DATA PROCESSING AGREEMENT


     The Sixth Amendment ("Sixth Amendment") is effective as of the 26th day of February, 1996 ("Amendment Effective Date") and amends and supplements that certain Data Processing Agreement ("Agreement") dated as of the first day of January, 1992 by and between SYSTEMATICS FINANCIAL SERVICES, INC. ("SI") and UNITED SAVINGS ASSOCIATION OF TEXAS FSB ("CLIENT").

                             W I T N E S S E T H :

     WHEREAS, CLIENT and SI desire to extend the term of the Agreement and make other changes to the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and convenants contained herein, the parties agree as follows:

1. Section 2, TERM, of the Agreement shall be amended in its entirety as follows:

         "2.     TERM.

                 The term of this Agreement begins on the Effective Date and ends September 30, 1996 (the "Expiration Date"). At least nine (9) months prior to the Expiration Date, SI will submit to CLIENT a written proposal for renewal of this Agreement. CLIENT will either: (a) accept such proposal or (b) notify SI at least one hundred eighty (180) days prior to the Expiration Date of its intention to terminate on the Expiration Date."







Bank United of Texas, FSB                   ALLTEL Information Services, Inc.




By:      /s/ JONATHAN K. HEFFRON            By:      /s/ LARRY L. SNAUFER
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Name:    Jonathan K. Heffron                Name:    Larry L. Snaufer
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Title:   EVP & COO                          Title:   Vice President
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Date:    2/28/96                            Date:    2/28/96
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